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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                 Date of earliest event reported:  May 1, 2000



                             THE BIGHUB.COM, INC.
            (Exact Name of Registrant as Specified in Its Charter)

            Florida                           0-27107                          65-050634
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
         incorporation

              2939 Mossrock, Suite 100, San Antonio, Texas 78230
         (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code    (210) 979-9228
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ITEM 5.  OTHER EVENTS.

On May 1, 2000, The BigHub.com, Inc., a Florida corporation (the "Company"), filed a current report on Form 8-K. The Company is filing this amendment to include information required under item 7(a) and 7(b).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     The financial statements required to be filed pursuant to this item are included as Exhibit 99.1 of this Current Report on Form 8-K.

(b)  Pro Forma Financial Information.

     The pro forma financial information required to be field pursuant to this item is included as Exhibit 99.2 of this Current Report on Form 8-K.

(c)  Exhibits.

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

 2.1 Stock Purchase Agreement, dated March 16, 2000, by and among The BigHub.com, Inc., Next Generation Media Corporation, and the preferred shareholders and common shareholders of Next Generation Media Corporation named therein. *

 2.2 Stock Purchase Agreement, dated March 16, 2000, by and among The BigHub.com, Inc., Next Generation Media Corporation, Gerard R. Bernier, and Joel Sens. *

10.1 Registration Rights Agreement, dated March 16, 2000, by and among The BigHub.com, Inc. and the investors named therein. *

23.1      Consent of BDO Seidman LLP

99.1 Financial Statements of Next Generation Media Corporation, including consolidated balance sheets as of December 31, 1999 and 1998 and the related consolidated statements of operations, stockholders' deficit and cash flows for the years then ended.

99.2 Unaudited Pro Forma Combined Consolidated Balance Sheet and Statement of Operations of the Registrant and Next Generation Media Corporation for the fiscal year ended October 31, 1999.

__________________
* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2000.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BIGHUB.COM, INC.


Date: July 14, 2000                By: /s/ Chet Howard
                                       ---------------------------
                                       Name: Chet Howard
                                      Title: Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit
Number    Description of Document
------    -----------------------

2.1 Stock Purchase Agreement, dated March 16, 2000, by and among The BigHub.com, Inc., Next Generation Media Corporation, and the preferred shareholders and common shareholders of Next Generation Media Corporation named therein. *

 2.2 Stock Purchase Agreement, dated March 16, 2000, by and among The BigHub.com, Inc., Next Generation Media Corporation, Gerard R. Bernier, and Joel Sens. *

10.1 Registration Rights Agreement, dated March 16, 2000, by and among The BigHub.com, Inc. and the investors named therein. *

23.2      Consent of BDO Seidman LLP

99.1 Financial Statements of Next Generation Media Corporation, including consolidated balance sheets as of December 31, 1999 and 1998 and the related consolidated statements of operations, stockholders' deficit and cash flows for the years then ended.

99.3 Unaudited Pro Forma Combined Consolidated Balance Sheet and Statement of Operations of the Registrant and Next Generation Media Corporation for the fiscal year ended October 31, 1999.

__________________
* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2000.